Exhibit 10.13

AMENDMENT #1 TO PATENT LICENSE AGREEMENT

This Amendment #1 to the Patent License Agreement (“Amendment”) is made and entered into as of November 30, 2018 (“Amendment Effective Date”) by and between TFF Pharmaceuticals, Inc. (“Licensee”) and The University of Texas at Austin, on behalf of the Board of Regents of the University of Texas System (“Licensor”), an agency of the State of Texas.

Background

A.	The Licensor and Lung Therapeutics, Inc. entered into a Patent License Agreement (UTA Agreement No. PM1504101-A) with an Effective Date of July 8 2015, (the “Patent License Agreement”). Capitalized terms used herein without definition shall have meanings given to them in the Patent License Agreement.

B.	Lung Therapeutics, Inc. assigned the Patent License Agreement to TFF Pharmaceuticals, Inc. on January 24, 2018.

C.	Licensor consented to said assignment on March 9, 2018.

D.	As assignee of the Patent License Agreement No. PM1504101-A, and pursuant to Section 15(c) of the Patent License Agreement, Licensee hereby agrees to accept all interests, rights, duties and obligations of the Licensee under the Patent License Agreement, and agrees to comply with all terms and conditions of the Patent License Agreement.

E.	The Licensor and Licensee now wish to amend the Patent License Agreement as set forth below.

CONFIDENTIAL

NOW, THEREFORE, it is hereby agreed as follows:

1.	Section 1 of the Patent License Agreement (Definitions) shall be deleted and replaced with the following:

1. Definitions
Effective Date	Date of last signature
Licensor	The University of Texas at Austin, on behalf of the Board of Regents of the University of Texas System, an agency of the State of Texas, whose address is 3925 W. Braker Lane, Suite 1.9A (R3500), Austin, Texas 78759.
Licensee	TFF Pharmaceuticals, Inc., a Delaware Corporation, with its principal place of business at 2801 Via Fortuna, Suite 425, Austin, Texas 78746
Contract Year and Contract Quarters

Check one box to correspond with Licensee fiscal year and quarters)

☒ Contract Year is 12-month period ending on December 31 and Contract Quarters are 3-month periods ending on March 31, June 30, Sept. 30, Dec. 31

OR

☐ Other: Contract Year is 12-month period ending on (specify): [month and day]; Contract Quarters are 3-month periods ending on (specify): [month and day, Q1], [month and day, Q2], [month and day, Q3], [month and day, Q4]

Territory	Worldwide
Field

☒ All fields

OR

☐ Limited fields

Field: [Describe field of use] Field: [Describe field of use]

If the Field is not “All Fields” and “Limited fields” is checked,

Excluded Fields include:

Excluded Field: [Describe excluded field of use]

Excluded Field: [Describe excluded field of use]

Patent Rights	(See Exhibit B)
Mandatory Sublicensing	None
USPTO Entity Status as of Effective Date	Check one box: ☒ Small ☐ Large

CONFIDENTIAL

2.	Section 2.4 of the Patent License Agreement (Diligence Milestones) shall be deleted and replaced with the following:

2.4. Diligence Milestones
Milestones and deadlines	Milestone Events		Deadlines
	1.	Receive $14 million in aggregate financing	Complete
	2.	Enter into a sponsored research agreement with the lab of Dr. Robert O. Williams III for $129,000	Complete
	3.	Enter into a sponsored research agreement with the lab of Dr. Robert O. Williams III for $200,000 , with a start date after May 1, 2019	May 31, 2019
	4.	IND submission for TFF-VORI Licensed Product	December 31, 2019
	5.	Enter into a sponsored research agreement with the lab of Dr. Robert O. Williams III for $200,000, with a start date after May 1, 2020	May 31, 2020
	6.	Final Phase II report submitted to Complete FDA for TFF-VORI Licensed Product $200,000 , with a start date after May 1, 2021	December 31, 2020
	7.	Enter into a sponsored research agreement with the lab of Dr. Robert O. Williams III for $200,000 , with a start date after May 1, 2021	May 31, 2021
	8.	Final Phase III report submitted to FDA for TFF-VORI Licensed Product	December 31, 2021
	9.	FDA regulatory approval for TFF- VORI Licensed Product	December 31, 2022
	10.	Final Phase I report submitted to FDA for TFF-TAC Licensed Product	December 31, 2024

3.	Section 3.1(a) of the Patent License Agreement (Compensation) shall be deleted and replaced with the following:

3. Compensation
3.1(a)	Patent expenses	Amount and due date	based on invoices received as of:
		$22,350.56 due on December 18, 2018	December 7, 2018
		$47,089.55 due on July 8, 2019	December 7, 2018
		$47,089.55 due on January 8, 2020	December 7, 2018

CONFIDENTIAL

4.	Section 3.1(b) of the Patent License Agreement (Milestone fees) shall be deleted and replaced with the following:

3.1(b)	Milestone Fees	Milestone Events	Milestone Fees
		IND Approval on first indication of Licensed Product	$50,000
		Submission of final Phase II report for first Licensed Product (FDA or foreign equivalent)	$100,000
		Submission of final Phase III report for first Licensed Product (FDA or foreign equivalent)	$250,000
		Regulatory approval for first Licensed Product (FDA or foreign equivalent)	$500,000
		Regulatory approval for second Licensed Product or second indication of first Licensed Product (FDA or foreign equivalent)	$500,000

5.	Section 3.1(d) of the Patent License Agreement (Sublicense Fees) shall be deleted and replaced with the following:

3.1(d)	Sublicense Fees

15% of Non-Royalty Sublicense Consideration from a Sublicense Agreement executed before 1st human testing of Licensed Product in a clinical trial;

7.5% of Non-Royalty Sublicense Consideration from a Sublicense Agreement executed after 1st human testing of Licensed Product in a clinical trial.

5% of Non-Royalty Sublicense Consideration from a Sublicense Agreement executed after FDA Regulatory approval of Licensed Product.

CONFIDENTIAL

6.	Section 18 of the Patent License Agreement (Contact Information) shall be deleted and replaced with the following:

18. Contact Information
Licensee Contacts	Licensor Contacts

Contact for Notice:
Attn: Glenn Mattes
Fax: 2801 Via Fortuna, Suite 425,
Austin, Texas 78746
Phone: 215-880-2632
E-mail:gmattes@tffpharma.com &
glnmtts@aol.com

Accounting contact:
Attn: Kirk Coleman
2801 Via Fortuna, Suite 425,
Austin, Texas 78746
Fax: N/A
Phone: 817-989-6358
E-mail: kcoleman@tffpharma.com

Patent prosecution contact:
Attn: Kirk Coleman
2801 Via Fortuna, Suite 425,
Austin, Texas 78746
Fax: N/A
Phone: 817-989-6358
E-mail: kcoleman@tffpharma.com

Contact for Notice:
Attn: Contract Manager
3925 W. Braker Lane, Suite 1.9A (R3500)
Austin, TX 78759
Fax: 512.475.6894
Phone: 512.471.2995
E-mail: licensing@otc.utexas.edu

Payment and reporting contact:

Checks payable to “The University of Texas at Austin”
Attn: Accounting/Compliance
3925 W. Braker Lane, Suite 1.9A (R3500)
Austin, TX 78759
Fax: 512.475.6894
Phone: 512.471.2995
E-mail: accounting@otc.utexas.edu;
compliance@otc.utexas.edu

Patent prosecution contact:
Attn: Patents
3925 W. Braker Lane, Suite 1.9A (R3500)
Austin, TX 78759
Fax: 512.475.6894
Phone: 512.471.2995
E-mail: patents@otc.utexas.edu

7.	Special Provision 20.1 of the Patent License Agreement shall be deleted in its entirety.

8.	Special Provision 20.2 of the Patent License Agreement shall be deleted in its entirety.

9.	Section 2.3(d) in the Terms and Conditions shall be deleted in its entirety.

10.	Section 3.1 of the Terms and Conditions, shall be deleted and replaced with the following:

3.1 Non-Royalty Payments due from Licensee

(a)	Patent Expenses. Licensee will reimburse Licensor for all past patent expenses stated in Section 3.1(a) of the Patent License Agreement within 15 days of the corresponding due date. The stated amount is the current estimate for past patent expenses based on invoices received by the Licensor through the stated date. Licensee’s obligations to pay all past and future patent expenses pursuant to Section 6 (Patent Expenses and Prosecution) will not be limited by such amount.

CONFIDENTIAL

11.	A new section 3.5 is added to the Terms and Conditions, which provides in full as follows:

3.5 Equity Consideration for License Grant

(a)	In partial consideration of the rights granted to Licensee by Licensor in the Patent License Agreement, Licensee will issue to Licensor that number of shares (the “Shares”) of the common stock of the company, $0.001 par value per share (the “Common Stock”), of Licensee, representing 1% of Licensee’s outstanding shares of Common Stock, on a fully diluted basis, as of 30 days after IND approval for first Licensed Product.

(b)	All Shares issued to Licensor under this Section 3.5 will be considered fully paid, non-assessable, and have no requirement of contribution of any kind to Licensee. Stock certificates representing such Shares shall be issued in the name of Licensor indicated in Section 1 of the Patent License Agreement. The address of record shall be the payment and reporting contact address set forth in Section 18 (Notices) of the Patent License Agreement, as amended by this Amendment.

(c)	The Licensor agrees that, during the period beginning on and including the close of an initial public offering of the Common Stock (“IPO Effective Date”) through and including the twelve-month anniversary of the IPO Effective Date (the “Lock-Up Period”), the Licensor, or any affiliated party of the Licensor, will not, without the prior written consent of the Company, directly or indirectly: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the Licensor or with respect to which the Licensor has or hereafter acquires the power of disposition, or (ii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any Common Stock, whether any such transaction is to be settled by delivery of Common Stock, other securities, in cash or otherwise. Notwithstanding the provisions set forth in this Section 3.5(c), the Licensor may, without the prior written consent of the Company, transfer any shares of Common Stock acquired in an open market purchase following the IPO Effective Date.

CONFIDENTIAL

(d)	Prior to the effective date of the first registration statement filed by Licensee for the offering of its securities to the general public, (i) Licensor shall be entitled to receive all financial statements, budgets and business plans of Licensee that Licensee provides to any other shareholder, lender or prospective investor of Licensee, at the same time and in the same format as provided to such other parties, and (ii) Licensor shall be entitled to access to such other financial information and books and records of Licensee as Licensor may reasonably request from time to time and in any event, annually.

12.	Exhibits B and C shall be deleted in their entirety and replaced with Exhibit B in this Amendment.

13.	Agreement in Full Force and Effect. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Patent License Agreement shall continue in full force and effect as provided therein.

[SIGNATURE PAGE TO FOLLOW]

CONFIDENTIAL

IN WITNESS WHEREOF, the Licensor and Licensee have entered into this Agreement effective as of the date fist set forth above.

THE UNIVERSITY OF TEXAS AS AUSTIN ON BEHALF OF THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM		TFF Pharmaceuticals, Inc.

By:	/s/ Les Nichols	By:	/s/ Kirk Coleman
Les Nichols		Name:	Kirk Coleman
Interim Director		Title:	Chief FinancCial Officer
Office of Technology Commercialization

Date:	12/18/2018	Date:	12/21/2018

CONFIDENTIAL

EXHIBIT B
Patient Rights

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
Canada Serial No. 2,678,455 Filed on 08/14/2009	Enhanced Delivery of Immunosuppressive Drug Compositions for Pulmonary Delivery (5175 WIL)	Keith P. Johnston Jason T. McConville Jay I. Peters True L. Rogers Prapasri Sinswat Robert L. Talbert Jr. Alan B. Watts Robert O. Williams III	☒ Yes, w/ UT Health San Antonio ☐ No	Parker Highlander
US Serial No. 12/522,774, Issued US Patent No. 9,044,391 Filed on 07/10/2009	Enhanced Delivery of Immunosuppressive Drug Compositions for Pulmonary Delivery (5175 WIL)	Keith P. Johnston Jason T. McConville Jay I. Peters True L. Rogers Prapasri Sinswat Robert L. Talbert Jr. Alan B. Watts Robert O. Williams III	☒ Yes, w/ UT Health San Antonio ☐ No	Parker Highlander
US Provisional Serial No. 60/884,383 Filed on 1/10/2007	Enhanced Delivery of Immunosuppressive Drug Compositions For Pulmonary Delivery (5175 WIL)	Keith P. Johnston Jason T. McConville Jay I. Peters Prapasri Sinswat Robert L. Talbert Jr. Robert O. Williams III	☒ Yes, w/ UT Health San Antonio ☐ No	Parker Highlander
US Serial No. 14/621,337 Continuation of 12/522,774 Filed on 02/12/2015	Enhanced Delivery of Immunosuppressive Drug Compositions for Pulmonary Delivery (5175 WIL)	Keith P. Johnston Jason T. McConville Jay I. Peters True L. Rogers Prapasri Sinswat Robert L. Talbert Jr. Alan B. Watts Robert O. Williams III	☒ Yes, w/ UT Health San Antonio ☐ No	Parker Highlander
European Issued Patent No. 2124898 Validated in in France, Spain, Germany, and Great Britain	Enhanced Delivery of Immunosuppressive Drug Compositions for Pulmonary Delivery (5175 WIL)	Keith P. Johnston Jason T. McConville Jay I. Peters True L. Rogers Prapasri Sinswat Robert L. Talbert Jr. Alan B. Watts Robert O. Williams III	☒ Yes, w/ UT Health San Antonio ☐ No	Parker Highlander

CONFIDENTIAL

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
PCT/US2008 /050795 Filed on 01/10/2008	Enhanced Delivery of Immunosuppressive Drug Compositions for Pulmonary Delivery (5175 WIL)	Keith P. Johnston Jason T. McConville Jay I. Peters True L. Rogers Prapasri Sinswat Robert L. Talbert Jr. Alan B. Watts Robert O. Williams III	☒ Yes, w/ UT Health San Antonio ☐ No	Parker Highlander
US Serial No. 11/660,012, Issued US Patent 9,061,027 Filed on 08/15/2007	Enhanced Delivery of Drug Compositions to Treat Life Threatening Infections (2802 WIL)

Robert O. Williams III

Keith P. Johnston

Jason T. McConville

Robert L. Talbert Jr.

David S. Burgess

Jay I. Peters

Brian D. Scherzer

Christopher J. Tucker

David A. Hayes

Ian B. Gillespie

James E. Hitt

Nicholas S. Beck

Paula C. Garcia

True L. Rogers

Timothy J. Young

			☒ Yes, w/ UT Health San Antonio Also subject to INT-27237603 with Dow ☒ No	Parker Highlander
US Serial No. 14/713,156, Issued US Patent No. 9,724,344 Continuation of 11/660,012 Filed on 05/15/2015	Enhanced Delivery Of Drug Compositions To Treat Life Threatening Infections (2802 WIL)

James E. Hitt

True L. Rogers

Brian D. Scherzer

Ian B. Gillespie

Paula C. Garcia

Nicholas S. Beck

Christopher J. Tucker

Timothy J. Young

David A. Hayes

Robert O. Williams III

Keith P. Johnston

Jason T. McConville

Jay I. Peters

Robert L. Talbert Jr.

David S. Burgess

			☒ Yes, w/ UT Health San Antonio Also subject to INT-27237603 with Dow ☐ No	Parker Highlander

CONFIDENTIAL

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
PCT/US2005 /030543	Enhanced Delivery of Drug Compositions to Treat Life Threatening Infections (2802 WIL)

Robert O. Williams III

Keith P. Johnston

Jason T. McConville

Robert L. Talbert Jr.

David S. Burgess

Jay I. Peters

Brian D. Scherzer

Christopher J. Tucker

David A. Hayes

Ian B. Gillespie

James E. Hitt

Nicholas S. Beck

Paula C. Garcia

True L. Rogers

Timothy J. Young

			☒ Yes, w/ UT Health San Antonio Also subject to INT-27237603 with Dow ☐ No	Parker Highlander
US Provisional Serial No. 60/605,179 Filed on 8/27/2004	Enhanced Delivery of Drug Compositions to Treat Life Threatening Infections (2802 WIL)

Robert O. Williams III

Keith P. Johnston

Jason T. McConville

James E. Hitt

True L. Rogers

Ian B. Gillespie

Brian D. Scherzer

Paula C. Garcia

Nicholas S. Beck

Christopher J. Tucker

Timothy J. Young

David A. Hayes

Jay I. Peters

Robert Talbert

David Burgess

			☐ ☒ No Also subject to with INT-27237603 with Dow	Parker Highlander
US Serial No. 12/778,795 Issued as US Patent 10,092,512 Continuation in Part of US Serial No. 12/371,573 Filed on 02/13/2009	Compositions and Methods of Making Brittle-Matrix Particles Through Blister Pack Freezing (5408 JOH)	Keith P. Johnston Jasmine Tam (Rowe) Robert O. Williams III Alan B. Watts Joshua Engstrom	☐ Yes, ☒ No	Parker Highlander

CONFIDENTIAL

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
16/115,888 Filed on 08/29/2018	Compositions and Methods of Making Brittle-Matrix Particles Through Blister Pack Freezing (5408 JOH)	Keith P. Johnston Jasmine Tam (Rowe) Robert O. Williams III Alan B. Watts Joshua Engstrom	☐ Yes, ☒ No	Parker Highlander
US Serial No. 10/639,361, Issued US Patent No. 9,175,906 Filed on 08/12/2003	Process for Production of Nanoparticles and Microparticles by Spray Freezing Into Liquid (5612 DOW)	Brian D. Scherzer James E. Hitt Jonathan C. Evans	☐ Yes, ☒ No, IP was assigned from Dow to The Board of Regents of The University of Texas per INT-27237603	Parker Highlander
US Serial No. 14/861,046. Divisional of 10/639,361 Filed on 08/12/2003	Process for Production of Nanoparticles and Microparticles by Spray Freezing Into Liquid (5612 DOW)	Brian D. Scherzer James E. Hitt Jonthan C. Evans	☐ Yes, ☒ No, IP was assigned from Dow to The Board of Regents of The University of Texas per INT-27237603	Parker Highlander
Japanese Serial No. 2004- 566896, Issued Patent No. 4933732 Filed on 08/12/2003	Drug Particles From Freezing onto a Surface (5612 DOW)	Brian D. Scherzer James E. Hitt Jonathan C. Evans	☐Yes, ☒ No, IP was assigned from Dow to The Board of Regents of The University of Texas per INT-27237603	Parker Highlander

CONFIDENTIAL

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
Singaporean Serial No. 200504247.8, Issued Patent No. 112782 Filed on 08/12/2003	Drug Particles From Freezing onto a Surface (5612 DOW)	Brian D. Scherzer James E. Hitt Jonthan C. Evans	☐Yes, ☒ No, IP was assigned from Dow to The Board of Regents of The University of Texas per INT-27237603	Parker Highlander
US Serial No. 15/570,828 Filed on 10/31/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒Yes, w/ UT Health San Antonio ☐	Parker Highlander
US Serial No. 62/156,052 Filed on 09/02/2015	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
PCT/US15/4 8093	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
Australian Serial No. 2015393953 Filed on: 10/16/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
Brazilian Serial No. 1120170233 517 Filed on: 10/30/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
Canadian Serial No. 2,983,427 Filed on: 10/20/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander

CONFIDENTIAL

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
Chinese Serial No. 2015008051 7.9 Filed on: 11/29/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
European Serial No. 15766292.5 Filed on: 11/16/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
Indian Serial No. 2017170402 47 Filed on: 11/10/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
Japanese Serial No. 2017-557057 Filed on: 10/31/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
Korean Serial No. 10-2017- 7034565 Filed on: 11/29/17	Multidrug Brittle Matrix Compositions (6677 WIL and 6678 WIL)	Robert O. Williams III Alan B. Watts Jay I. Peters	☒ Yes, w/ UT Health San Antonio ☐	Parker Highlander
US Serial No. 12/371,573 Filed on 2/13/2009	Templated Open Flocs of Anisotropic Particles for Enhanced Pulmonary Delivery (5312 JOH)	Keith P. Johnston Jasmine Tam (Rowe) Robert O. Williams III Alan B. Watts Joshua D. Engstrom	☐ Yes, ☒ No	Parker Highlander
Canada Issued Patent No. 2,723,314 Filed on 2/13/2009	Templated Open Flocs of Anisotropic Particles for Enhanced Pulmonary Delivery (5312 JOH)	Joshua D. Engstrom Keith P. Johnston Jasmine Tam (Rowe) Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander

CONFIDENTIAL

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
Australia Issued Patent No. 2009214443 Filed on 2/13/2009	Templated Open Flocs of Anisotropic Particles for Enhanced Pulmonary Delivery (5312 JOH)	Joshua D. Engstrom Keith P. Johnston Jasmine Tam (Rowe) Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander

European Serial No. 09709833.9, Issued Patent No. 2252275

Validated in Belgium, Denmark, Finland, France, Germany, Ireland, Luxembourg, Monaco, Netherlands, Norway, Sweden, Switzerland, and Great Britain

Filed on 9/13/2010

	Templated Open Flocs of Anisotropic Particles for Enhanced Pulmonary Delivery (5312 JOH)	Joshua D. Engstrom Keith P. Johnston Jasmine Tam (Rowe) Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander
US Serial No. 61/028,218 Filed on 2/13/2008	Non-Settling Flocs for Surfactant-Free Enhanced Pulmonary Delivery with Pressurized Metered Dose Inhalers (5312 JOH)	Joshua D. Engstrom Keith P. Johnston Jasmine Tam (Rowe)	☐ Yes, ☒ No	Parker Highlander
PCT/US2009 /034162 Filed on 2/13/2009	Templated Open Flocs of Anisotropic Particles for Enhanced Pulmonary Delivery (5312 JOH)	Joshua D. Engstrom Keith P. Johnston Jasmine Tam (Rowe)	☐ Yes, ☒ No	Parker Highlander

CONFIDENTIAL

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
US Serial No. 14/603,211, Issued US Patent 9,622,974 Division of 12/665,308 Filed on 01/22/15	Formation of Stable Submicron Peptide or Protein Particles by Thin Film Freezing (5254 JOH)	Keith P. Johnston Joshua D. Engstrom Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander
US Serial No. 15/479,137 Continuation of 14/603,211. Filed on 04/04/17	Formation of Stable Submicron Peptide or Protein Particles by Thin Film Freezing (5254 JOH)	Keith P. Johnston Joshua D. Engstrom Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander
Europe Serial No. 08771657.7, Issued Patent No. 2170283 Filed on 01/22/2010	Formation of Stable Submicron Peptide or Protein Particles by Thin Film Freezing (5254 JOH)	Keith P. Johnston Joshua D. Engstrom Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander
US Serial No. 12/665,386, Issued US Patent No. 8,968,786 Filed on 12/18/2009	Formation of Stable Submicron Peptide or Protein Particles by Thin Film Freezing (5254 JOH)	Keith P. Johnston Joshua D. Engstrom Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander
US Provisional Serial No. 60/945,737 Filed on 6/22/2007	Formation of Stable Submicron Peptide or Protein Particles by Thin Film Freezing (5254 JOH)	Keith P. Johnston Joshua D. Engstrom	☐ Yes, ☒ No	Parker Highlander
Canada Issued Patent No. 2,691,531 Filed on 12/22/2009	Formation of Stable Submicron Peptide or Protein Particles by Thin Film Freezing (5254 JOH)	Keith P. Johnston Joshua D. Engstrom Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander

CONFIDENTIAL

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
Japan Serial No. 2010- 513468, Issued Patent No. 5658031 Filed on 02/19/2010	Formation of Stable Submicron Peptide or Protein Particles by Thin Film Freezing (5254 JOH)	Keith P. Johnston Joshua D. Engstrom Robert O. Williams III	☐ Yes, ☒ No	Parker Highlander
PCT/US2008 /067766 Filed on 06/20/2008	Formation of Stable Submicron Peptide or Protein Particles by Thin Film Freezing (5254 JOH)	Keith P. Johnston Joshua D. Engstrom	☐ Yes, ☒ No	Parker Highlander
62/702,674 Filed on 07/24/2018	Compositions of surface-modified therapeutically active particles by ultra-rapid freezing (7314 WIL)	Robert O. Williams III Alan B. Watts Chaeho Moon	☐ Yes, ☒ No	Parker Highlander

CONFIDENTIAL